

American Physicians Service Group, Inc.

First Quarter 2010 Investor Presentation

NASDAQ: AMPH

Forward-Looking Statements

Our presentation, and response to various questions thereto may include "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not materialize or prove correct, could cause our actual results, performance and achievements to be materially different than any results, performance and achievements expressed or implied in this presentation. Factors that could cause actual results to differ materially from expectations include the "Risk Factors" described in the Company's Annual Report filed on Form 10-K, other public filings with the Securities and Exchange Commission and press releases. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the Company's revenues and earnings and about our future plans and objectives. Forward-looking statements may be identified by their use of forward-looking terminology, such as "believes," "expects," "may," "should," "would," "intends," "plans," "estimates," "anticipates," "projects" and similar words or expressions. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to publicly correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law.

Company Overview

- A leading medical professional liability insurer in Texas
  - Also writes business in Oklahoma and Arkansas
  - 35+ year history writing medical professional liability insurance
- A.M. Best financial strength rating of A- (Excellent)
- 6,700+ policyholders
- Founded in 1974, IPO in 1983 (NASDAQ: AMPH)

APS

Strategies and Strengths

- Excellent capitalization through strong operating performance
- Write in states with tort reform
  - Over 90% of risk covered by stringent Texas tort reform since 2003
- Conservative investment and reserve philosophy
- Attractive performance compared to peer group
- Management closely aligned with shareholders (11% ownership)

APS

Strategies and Strengths

- Exemption from rate and form regulation in Texas is a competitive advantage
- Focus on group practices helps fuel profitable growth
  - 60% of policyholders in practice groups of 10 or more
  - Emphasis on surgical specialties with higher premium per exposure
- Experience with allied health providers positions us well for the future
- Pricing discipline with superior service drives high headcount and rate retention

Impressive Share Price Performance



Annual Growth Rate Since 2000 is 36%
Share Price at Year End
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$1.50
$3.70
$4.24
$10.57
$10.39
$13.20
$16.00
$20.05
$21.51
$23.07
$25.00
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Q1 2010

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Favorable Claims and Headcount Trends

- Texas tort reform in 2003 drastically altered medical professional liability market
  - $250,000 cap on non-economic damages
  - Claim counts in post reform years significantly reduced
  - Reforms help fuel growth in headcount



Claim Counts Relative to Number of Policyholders
Claim Counts
# of Policyholders
1,000
800
600
400
200
0
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
20% Annual Growth
716
706
741
930
383
335
507
413
384
386
312
*
3,019
2,992
3,070
2,992
3,622
3,919
4,712
4,930
5,336
6,363
6,695
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Q1 2010
Policyholders
Reported Claims

* Annualized estimate of 312 claims based on 78 reported claims through Q1 2010

Premium Pricing and Retention

- Strong annual policyholder retention above 90%
- Rates remain high relative to historic levels
- Prices are beginning to stabilize

Relative Rates Since 1999 and Annual Rate Change



250
200
150
100
50
0
100
104
4%
125
20%
175
40%
224
28%
226
1%
206
(9%)
169
(18%)
144
(14%)
136
(6%)
130
(4%)
127
(2%)
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Q1 2010

Prudent and Innovative Underwriting

- Exempt from Texas regulation of rate and policy forms
  - Highly customized products to meet unique needs of each insured
  - Supports focus on group practices
- Excellent new business growth through quality risks
  - 36% growth in new business since beginning of 2008
  - No production goals for underwriters
  - Medical Director involvement in every underwriting decision
  - On-site visits to group applicants
- Annual underwriting/claims/risk management review for every renewal

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Emphasis on Group Practice Model

- Historical focus area – Over 60% of policyholders are in groups of 10 or more
- Group practices have their own credentialing and risk management processes
- Group loss data improves underwriting accuracy
- Groups add policyholders throughout the year leading to new business
- Group spin-offs create business development opportunities

APS

Our Premium by State



Oklahoma, 7%
$4.1 million
Arkansas, 3%
$1.9 million
Texas, 90%
$57 million

* In-Force Premium as of 4/30/2010

Competitive Landscape – Texas

Total 2008 Market Size of Over $406 Million


42%
15%
13%
6%
24%
Texas Medical Liability Trust 42%
American Physicians Insurance 15%
Medical Protective 13%
Advocate MD 6%
Other (Less than 4% each) 24%

Source: 2008 Texas Department of Insurance Data, including TMLT

APS

Competitive Landscape – Arkansas and Oklahoma



Arkansas
24%
41%
7%
12%
16%
State Volunteer Mutual Ins. Co.
CNA Insurance
FPIC Insurance Group Inc.
ProAssurance Corp.
Other (Less than 5% each)

Total 2008 Market Size of Over $83 Million



Oklahoma
30%
43%
8%
18%
PLICO
Medical Protective
CNA Insurance
Other (Less than 3% each)

Total 2008 Market Size of Over $130 Million

Source: 2008 SNL Data

APS

Profile of Insured Specialties

Anesthesiology	14.6%
CRNA	13.5%
Family Practice / Internal Medicine	13.0%
Obstetrics and Gynecology	10.5%
Orthopedics	4.3%
Cardiology	4.2%
General Surgery and Other Surgical Specialties	10.5%
Pediatrics and Other Non-Surgical Specialties	18.0%
Allied Health Providers (excluding CRNA's)	11.4%
	100%

** As of 4/30/2010*

APS

Historically Low Limit Profile

- Reduces need and lowers cost for reinsurance
- Provides premium growth opportunities


$1 million, 33%
$200,000 and Under, 42%
$300,000 to $500,000, 25%

Claims Management

- Claims specialists have an average of over 16 years experience with APS
- Physician Claims Committee utilized to assess standard of care and defensibility
- We take a realistic approach to disposition
  - We neither seek a quick settlement nor do we try cases that we feel are better off settling
- Historically, over 80% of claims closed without indemnity

Claim Resolution Exceeds Industry Average


Without Indemnity:
APS - 80%
Industry - 75.4%
78.0%
70.8%
2.0%
4.6%
Dropped or Dismissed
Defense Verdict


Indemnity Paid:
APS - 20%
Industry - 24.6%
19.9%
24.1%
0.1%
0.5%
Settled
Plaintiff Verdict

Average for the five year period between 2004 and 2008
Industry Data Source: The PIAA

Financial Overview

- Strong balance sheet based on conservative investment and reserving practices
- Solid operating performance with net income of $22.7 million for trailing twelve months ended March 31, 2010
- Emphasis on bottom line profitability over top line growth
- Focused on long-term growth in book value per share
- Attractive performance compared to peer group

First Quarter 2010 Recap

- 6% increase in gross written premium (Q1 2010 vs. Q1 2009)
  - 2% rate decrease
  - Strong policyholder retention at 90%
  - $2.7 million in new business
- Minimal losses on investment impairments (3rd straight quarter)
- $4.7 million of favorable claim development
- 3% growth in Book Value per Share
- Diluted EPS of $0.65
- Trailing twelve month ROE of 15%

APS

Capital Management

- Underwriting leverage is strong
  - 0.6 to 1 annualized net written premium to surplus ratio
- Debt to equity is only 3%
- Paid dividends for the last 7 years
- Share repurchases at or below book value
  - 23,600 shares purchased in Q1 2010 at an average price of $22.02 (BVPS = $23.89 at March 31, 2010)
  - $2.4 million of authorization remaining at April 30, 2010
- Authorization increased by $5 million on June 3, 2010

APS

Balance Sheet Highlights

(in Millions)


$350
$300
$250
$200
$150
$100
$50
$283
$284
$300
$311
$224
$232
$259
$273
$102
$92
$89
$89
$124
$136
$159
$164
Total Assets
Total Cash & Investments
Gross Reserves
Stockholders' Equity
2007
2008
2009
Q1 2010

Favorable Trend in Book Value



Book Value Per Share
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
17% Annual Growth Rate
$9.15
$9.95
$10.49
$17.19
$19.46
$23.15
$23.89
2004
2005
2006
2007
2008
2009
Q1 2010

Conservative Investment Portfolio

- "AAA" average rating of bond portfolio
- Average duration of 2.9 years
- Yield to maturity of 4.1%
- Reduced non-agency CMO exposure in 2009 by 81%

(in thousands)

Rating Category	Fair Value	%
AAA / Aaa	$ 163,530	68%
AA / Aa	29,627	12%
A / A	29,858	13%
BBB	12,573	5%
Non-investment grade	4,400	2%
Total	$ 239,988	100%

APS

Conservative Investment Portfolio



$92.9
Corporate
Bonds
34%
$36.7
Gov't Tax-
Exempt Bonds
13%
$4.7
Non-Agency
CMO's
2%
$19.3
Cash
7%
$12.2
Equities
4%
$105.7
US Treasury
and Agencies
39%
$1.5
Other Inv.
Assets
1%

($ in millions)

$61 million of corporates are in short term ladder pending evaluation of interest rate environment*

* As of 4/30/2010

APS

Disciplined Growth with Favorable Claims Trends



7000
6000
5000
4000
3000
2000
1000
0
3,919
4,712
4,930
5,336
6,363
6,734
18%
17.2%
15%
11%
9%
8%
707
809
741
586
572
537
2005
2006
2007
2008
2009
April, 2010
Headcount
Pending Claim and Suit Count

Severity has remained stable over the last 5 years

Strengthening Net Reserves Per Open Claim


Net Reserves / Open Claim at Period End
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$94,295
$100,352
$110,154
$133,774
$140,453
$152,936
2005
2006
2007
2008
2009
Q1 2010

	2005	2006	2007	2008	2009	Q1 2010
Total Net Reserves	$66.7 M	$81.2 M	$81.5 M	$78.3 M	$80.3 M	$82.1 M
Number of Claims	707	809	740	585	572	537

Historical paid averages per claim range from $45 to $55 thousand

Attractive Performance Comparison

Key Operating Metrics	Median - Other Public Med Mal Companies (1)	APS 3/31/2010
Price/Book Value (2)	1.1	1.0
Price/TTM Operating EPS (2)	8.6	7.1
TTM Operating ROE	14%	16%
Loss Ratio	61%	43%
Combined Ratio	88%	62%

(1) Source: SNL - Includes PRA, ACAP and FPIC based on most recent reported 3/31/2010 financial data
(2) Share prices as of May 25, 2010

APS

APPENDICES

Presenters

- **Timothy L. LaFrey** has been President of APS as well as a Director since April 2007. He served as outside counsel to APS for over 15 years prior to becoming President. He is also the Chief Executive Officer of American Physicians Insurance Company (API). Previously, he served as a partner in the Austin office of Akin Gump Strauss Hauer & Feld LLP from April 1997 until April 2007, where he served as partner in charge of the office and his law practice focused on corporate governance, mergers and acquisitions and debt and equity financings. Mr. LaFrey has extensive experience in the insurance, healthcare, technology and financial services industries. Prior to becoming an attorney, Mr. LaFrey, who is also a certified public accountant, was in the audit practice of KPMG Peat Marwick in Austin. He maintains memberships in the American Bar Association, State Bar of Texas and Travis County Bar Association. He is also a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants, and is a member of the Board of Trustees and Treasurer of the Seton Healthcare System.
- **Marc J. Zimmermann** has served as our Chief Financial Officer since November 2007. Mr. Zimmermann rejoined the Company in August 2003 as Chief Financial Officer of API and has been a Director of API since April 2007. He had previously been with the Company from 1997 – 1998 as Director of Business Development of API. Prior to rejoining us, he was with Jefferson Wells, a financial and technology consulting firm. From January 1992 through February 1997, he was employed by Arthur Andersen, LLP. Mr. Zimmermann is a Certified Public Accountant. He holds a B.B.A. in Accounting from Baylor University and an M.B.A. from the Kellogg School of Management at Northwestern University.

Financial Highlights

(Dollar amounts in thousands, except share data)

	For the quarter ending March 31,		*Annual Data*	
	2010	**2009**	**2009**	**2008**
Operating EPS	$0.66	$0.79	$3.50	$3.35
Net premiums earned	$16,109	$16,457	$68,183	$64,117
Net investment income	$2,500	$2,551	$10,109	$11,999
Loss ratio	43%	37%	37%	29%
Combined ratio	62%	56%	53%	46%
TTM Operating ROE	16%	19%	17%	14%
Growth in book value per share	3%	5%	19%	13%
Number of shares repurchased	23,600	55,100	194,300	322,900

Mission and Guiding Principles

MISSION STATEMENT

We will provide superior service to our clients with uncompromising commitment to integrity, excellence and value creation.

GUIDING PRINCIPLES

Commitment to Clients

Our clients will receive the highest level of commitment and service with an attitude reflecting total dedication to relationships, innovation, responsiveness and efficiency.

Commitment to Employees

We will create an environment where employees can grow and be challenged to excel. We will do this by fostering teamwork, a commitment to professionalism, mutual respect and positive attitudes.

Integrity in Our Business Dealings

We will insist on integrity in our business dealings while pursuing leadership in the marketplace and exhibiting respect for our business partners.

Value Creation

We will consistently strive to create value by pursuing efficient and successful business models that create rewards for our clients, employees and shareholders.

APS